Quarterly Activities Report

Quarter Ending 31 March 2016

HIGHLIGHTS:

Corporate

•

Closing on the sale of Churchrock to Laramide Forecasted for Q2

•

Aspire $12M Financing Finalized April 8

•

Stockholder Meeting Scheduled June 7th

•

Reverse Stock Split Executed March 8th

•

Cash as at 31 March 2016 of US$0.1 million

•

Further $1.25M Financing Executed April 4

Temrezli PFS

•

Advancement of engineering designs and studies for the update to the Pre-Feasibility Study

•

Refinement of In-Situ Recovery well field designs

•

Continued optimization of an updated mineral resource estimate and preparation of a JORC compliant resource report

•

Studies begun of development options and development of a detailed economic model

•

Development of a design for a more advanced hydrologic testing program

Discussion

Land and Property Status

The Company did not undertake any drilling activities at any of its properties during the Quarter. Land status for all projects remained constant.  There were no joint ventures executed between the Company and other parties, nor were there any “farm-in” or “farm-out” agreements undertaken.

Temrezli Project, Yozgat Province, Republic of Turkey

The principal focus of the Company’s environmental, engineering and geological activities during the Quarter were directed toward the continued progression of the Temrezli project, including engineering, geological, and permitting efforts in support of the evaluation of development and operational options for the project.

Engineering Activities

Refinement and optimization studies of the current well field designs and production profiles for the Temrezli deposit continued during the Quarter. The Company’s experienced engineering staff, based in Kingsville, Texas, USA, and technical staff in the Denver, Colorado USA office are collaborating in this effort. The optimization of the current well field design, which is essentially a mine planning exercise, is based upon the currently available hydrological characteristics of the deposit and the most recent mineral resource estimate.

A detailed economic model, including estimated capital and operating costs, for the proposed development of the Temrezli deposit was prepared during the Quarter. This model is based upon the updated mineral resource for the deposit and the internally-generated mine plan/well field design.

A review of the previously completed hydrological tests for Temrezli was completed during the Quarter, and a program to acquire additional hydrological performance data was designed. The principal objective of the forthcoming testing program will be to evaluate the hydrological performance of wells.

Environmental and Community Interaction Activities

•

Meetings continue this Quarter with residents of villages near the Temrezli Project.

Geological Activities

Geological activities this Quarter continued to be focused upon the refinement of the new geological model of the Temrezli deposit and the updated mineral resource estimate, which incorporates additional geological information and recent drilling results. Some re-logging of core was carried out and work continued on the detailed mineral resource report.

Studies of the aquifer characteristics of the Temrezli deposit, as they relate to the development of the proposed ISR (in-situ recovery) well field design, process plant through-put and post-recovery groundwater characteristics continued during the Quarter.

US Project Activities

San Antonio
Karnes County District
Butler Ranch 2,592 Acres
Jack Pump 543 Acres
Nell 313 Acres
Ray Point District
South Texas Uranium Province
Clay West District
Rosita Processing Facility
Corpus Christi
Sejita Dome 2,176 Acres
Kingsville Dome Processing Facility
South Duval County Mineral Belt
Alta Mesa Este 2,641 Acres
N
0
20
Miles
Competitor Projects
Former Mines

Location Map: Texas, USA Projects.

MAP NOTE:  Alta Mesa Este terminated in December 2015

Butler Ranch Project, Karnes County, Texas USA

A limited review of the exploration potential of the Karnes County uranium district, site of our Butler Ranch project, continued during the Quarter. Our evaluation of recently acquired historical geological data and gamma-ray logs and information derived from our Q1 2015 exploration drilling program were assessed. No field work was undertaken at Butler Ranch during Q1 2016.

Conquista Creek
Legend
Probable Roll Front
N
Butler Ranch Project
Karnes County, Texas

Location Map: Portion of the Butler Ranch Project.

Kingsville Dome Project, Kleberg County, Texas USA

Plant and well field maintenance continued throughout the Quarter.

Proceedings for the contested case hearing of the TCEQ (Texas Commission on Environmental Quality) permit URO2827 began. All parties to the hearing have been established. The schedule has been set and is expected to conclude by 4th quarter 2016.  Discovery of data has begun.

TCEQ Permits WDW-247 and WDW-248 were deemed administratively complete.  TCEQ technical review is underway.  The public comment period began for this renewal.

Rosita Project, Texas USA

Reclamation of surface disturbances and removal of material from the ISR well fields continued during the Quarter. Maintenance to the liner of a process pond continued throughout the Quarter.

Location Map: Rosita, Texas Project.

Vasquez Project, Duval County, Texas USA

Restoration of the surface of the Vasquez project site continued this Quarter. Work focused upon the collection and removal of ISR well field equipment and infrastructure and restoration of minor surface disturbances associated with ongoing site activities.

An amendment to the Vasquez permit was submitted to the TCEQ to modify the range table in order to proceed with restoration approval.  This amendment was received and determined to be administratively complete.  Technical review by the TCEQ is underway and the public comment period commenced.

Location Map: Vasquez, Texas Project.

Location Map: New Mexico, USA Projects.

Cebolleta Project, Cibola County, New Mexico USA

The application for renewal of the Company’s drilling permit continues to be reviewed this Quarter by the Mining and Minerals Division of the State of New Mexico. No work was carried out on the project during the Quarter.

SEBOYETA
BIBO
MOQUINO
PAGUATE
Area III
Sohio
Area IV
Area II
Area I
Area V
St. Anthony
Jackpile (Anaconda)
Woodrow (Anaconda)
Paguate (Anaconda)
H-1 Laguna (Anaconda)
R 5 W
R 4 W
T 11 N
T 10 N
Legend
URI Land
Shaft
Mineralized Zones
Project Boundary
N
0
1 Mile
Cebolleta Project
Cibola County, New Mexico

Location Map: Cebolleta, New Mexico Project.

Juan Tafoya Project, Cibola, McKinley and Sandoval Counties, New Mexico, USA

An application for renewal of the Company’s exploration drilling permit was completed this Quarter and submitted to the Mining and Minerals Division of the State of New Mexico for review. This review is pending.

Juan Tafoya Shaft
Marquez Deposit
Southeast Deposit
Former Mill Site
25
30
29
28
36
31
32
33
6
5
4
1
279
MCKINLEY CO (Indefinite)
SANDOVAL CO (Indefinite)
SANDOVAL CO (Indefinite)
CIBOLA CO (Indefinite)
T 13 N
T 12 N
R 5 W
R 4 W
Legend
URI Land
Project Boundary
Mineralized Zones
Shaft
N
Juan Tafoya Project
McKinley & Sandoval Co's, NM

Location Map: Juan Tafoya, New Mexico Project.

Churchrock and Crownpoint Projects, McKinley County, New Mexico USA

The Company signed definitive documents with Laramide Resources to sell its subsidiary Hydro Resources, Inc. holding the Churchrock and Crownpoint projects, for US$12.5M, comprised of US$5.25 in cash at closing and a promissory note in the amount of US$7.25M, as well as an option to purchase the La Sal property located in Utah, USA.  Closing is anticipated in the second quarter of CY2016.

Location Map: Church Rock, New Mexico Project.

Location Map: Crownpoint, New Mexico Project:

Corporate

Registered Direct Offerings

On April 4, 2016, URI completed a registered direct offering for gross proceeds of $1.25 million.  URI sold 375,000 shares of common stock at a price of $2.17 and 200,000 pre-funded warrants at a price of $2.16, which was paid at closing.  The warrants have an exercise price of $0.01 and a term of three years.

On February 4, 2016, URI completed a registered direct offering for gross proceeds of $0.8 million.  Net proceeds to URI, after deducting offering expenses, were approximately $0.8 million.  URI sold 296,667 shares of common stock at a price of $2.82 per share.

Common Stock Purchase Agreement with Aspire Capital

On April 8, 2016, URI and Aspire Capital entered into a common stock purchase agreement (“Purchase Agreement”) which provides for Aspire Capital to purchase up to $12 million of URI’s common stock (or such lesser amount as URI may determine) on an ongoing basis when required by URI.  The term of the Purchase Agreement is 30 months.  No shares shall be issued under the Purchase Agreement until the stockholders of the Company approve the transaction. The Company plans to seek stockholder approval of the transaction at its AGM scheduled for June 7, 2016.

Reverse Stock Split

On March 7, 2016, following the close of trading, URI effected a one-for-twelve reverse split of its common shares.  The consolidated common shares began trading on a split-adjusted basis on March 8, 2016.  The primary purpose of the reverse split was to bring URI into compliance with Nasdaq’s $1.00 minimum bid price requirement to maintain URI’s stock listing on Nasdaq.

In addition, effective upon the reverse stock split, the number of authorized shares of URI’s common stock was reduced from 200 million to 100 million.  No fractional shares were issued as a result of the reverse stock split.  Any fractional shares that would have resulted were settled in cash.

Cash Position

The Company’s cash position at March 31, 2016 was $0.1 million.  The cash position at April 29, 2016 was $0.5 million.  Sources of funding for Uranium Resources’ business plan during the 2nd quarter include the Company’s ATM facility, the Aspire Capital Purchase Agreement (subject to approval by shareholders at the AGM scheduled for June 7, 2016) and the Laramide transaction.

Uranium Resources Mineral Properties

As of 31 March 2016

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

New Mexico Projects

Ambrosia Lake, New Mexico
Fee-owned	23,948.81	23,948.81	100	No Change

Cebolleta Project, New Mexico
CLG Lease	6,077.00	6,077.00	100	No Change

Churchrock Project, New Mexico
Fee-owned	9,518.44	9,518.44	100	Part of Laramide sale
State Leases	348.63	348.63	100	As above.
Mining Claims	1,693.20	1,693.20	100	As above.

Crownpoint Project, New Mexico
Walker Tract	140.00	56.00	40	Part of Laramide sale.
Mining Claims	340.00	340.00	100	As above.

Juan Tafoya Project, New Mexico
JTLC Lease	4,096.00	4,096.00	100	No Change
Armijo 1			100	No Change
Armijo 2			100	No Change
Armijo 3			100	No Change
Martinez			100	No Change
Romero			100	No Change
Barros and Lucero			100	No Change
Garcia Trust			100	No Change
Garcia			100	No Change
Lara			100	No Change
Lucero			100	No Change
Lucero			100	No Change
Marquez			100	No Change
Vigil			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Blas			100	No Change
Martinez			100	No Change
Gonzales			100	No Change
Vigil			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Martinez			100	No Change
Padilla			100	No Change
Pohl			100	No Change
Pohl			100	No Change
Pohl			100	No Change
Trueblood			100	No Change
Valenzuela			100	No Change

Nose Rock Project, New Mexico
Fee-owned	6,353.60	6,353.60	100	No Change

West Largo Project, New Mexico
Fee-owned	5,061.59	5,061.59	100	No Change
Mining Claims	1,280.00	1,280.00	100	No Change

Other Projects, New Mexico
Fee-owned	134,193.26	134,193.26	100	No Change

Texas Projects

Butler Ranch Project, Texas
Burris	464.00	463.83	100	No Change
Fischer	114.60	114.60	100	No Change
Minnie Holdings	79.58	19.90	100	No Change
Moczygemba	84.19	84.19	100	No Change
Lake	171.83	171.83	100	No Change
Regency	106.27	106.27	100	No Change
Zunker	201.38	201.38	100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Swierc	100.69	100.69	100	No Change
Butler	1,049.76	1,049.76	100	No Change
Collins			100	No Change
Collins			100	No Change
Lanier			100	No Change
Littlepage			100	No Change
McBride			100	No Change
Orr			100	No Change
Dzuik	140.24	140.24	100	No Change
Red Crest Trust	140.00	140.00	100	No Change

Jack Pump Project, Texas
Dragon	138.36	138.36	100	No Change
Reeves	405.00	134.90	100	No Change
Steinman		134.90	100	No Change
Steinman		67.45	100	No Change
Steinman		67.45	100	No Change

Kingsville Dome Project, Texas
Allen			100	No Change
Baker			100	No Change
Lamb			100	No Change
Jones			100	No Change
Ohlenbusch			100	No Change
Cumberland			100	No Change
Cumberland			100	No Change
OJC Farms			100	No Change
Cumberland			100	No Change
Radford			100	No Change
Radford			100	No Change
Radford			100	No Change
OJC Farms			100	No Change
Cumberland			100	No Change
OJC Farms			100	No Change
Cumberland			100	No Change
OJC Farms			100	No Change
Cumberland			100	No Change
Cumberland			100	No Change
Garcia			100	No Change
Basaluda			100	No Change
Martinez			100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Ortegon			100	No Change
Ortegon			100	No Change
Saenz			100	No Change
Mercado			100	No Change
Jamie			100	No Change
Garza			100	No Change
Granado			100	No Change
de la Paz			100	No Change
de la Paz			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garcia			100	No Change
Garza			100	No Change
Garza			100	No Change
Garcia			100	No Change
Adame			100	No Change
Lopez			100	No Change
Lopez			100	No Change
Lopez			100	No Change
Leyba			100	No Change
Adame Estate			100	No Change
Seagraves			100	No Change
O’Neil			100	No Change
Durkee			100	No Change
Durkee			100	No Change
Hansen			100	No Change
Sims			100	No Change
Darr Estate			100	No Change
McLaughlin			100	No Change
McLaughlin			100	No Change
Olson			100	No Change
Cadamy Trust			100	No Change
Sims			100	No Change
Coe			100	No Change
Coe			100	No Change
Erard			100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Hudson			100	No Change
Mabie			100	No Change
Erard			100	No Change
Porter			100	No Change
Darr			100	No Change
O’Neil			100	No Change
Olson			100	No Change
Hansen			100	No Change
Seagraves			100	No Change
Cadamy			100	No Change
McLaughlin			100	No Change
Durkee			100	No Change

Nell Project, Texas
Barker	312.77	78.19	100	No Change
Novak		78.19	100	No Change
Schendel		78.19	100	No Change
Stewart		78.19	100	No Change

Rosita Project, Texas
Thomas	618.11	618.11	100	No Change
Saenz	68.61	68.61	100	No Change
Alaniz	40.15		100	No Change
Verdin			100	No Change
Pena			100	No Change
Valerio	40.03		100	No Change
Ramos			100	No Change
Ramos	39.15	19.57	100	No Change
Ramos		19.57	100	No Change
Garza	48.42	48.42	100	No Change
Pena			100	No Change
Rendon			100	No Change
Pena			100	No Change
Bueno			100	No Change
Garcia			100	No Change
de la Santos			100	No Change
Pena			100	No Change
Montoya			100	No Change
Valerio	13.82	13.82	100	No Change
Ramirez	13.95	13.95	100	No Change
Campos	40.00	40.00	100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Valerio	73.48	73.48	100	No Change
Alaniz, et. al.	12.35	12.35	100	No Change
Carrillo	40.00		100	No Change
Carrillo	40.00		100	No Change
Garcia	98.96	98.96	100	No Change
Garcia			100	No Change
Valerio			100	No Change
Salinas	40.00		100	No Change
Valerio			100	No Change
Valerio			100	No Change
Valerio			100	No Change
Alaniz			100	No Change
Salinas			100	No Change
Valerio			100	No Change
Hinojosa			100	No Change
Salinas			100	No Change
Valerio			100	No Change
Valerio			100	No Change
Ramon			100	No Change
Ramon	121.78	60.89	100	No Change
Canales			100	No Change
Valerio			100	No Change
Valerio			100	No Change
Valerio			100	No Change
Lictenberger			100	No Change
Garcia			100	No Change
Cardenas			100	No Change
Berlanga			100	No Change
Rogers			100	No Change
Villarreal			100	No Change
Maldonado			100	No Change
Tanguma			100	No Change
Maldonado			100	No Change
Zarte			100	No Change
Ortiz			100	No Change
Trevino			100	No Change
Prieto			100	No Change
Garcia			100	No Change
Contreras			100	No Change
Crewes Partners			100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Sejita Dome Project, Texas
Cattan	277.00	138.49	100	No Change
Marsh	611.00	203.76	100	No Change
Sellers Trust		50.94	100	No Change
Villarreal Trust		50.94	100	No Change
WWHM&H	703.00	351.35	100	No Change
WWHM&H	148.00	74.00	100	No Change
WWHM&H	107.00	26.70	100	No Change
Ramirez		8.89	100	No Change
Lawrence			100	No Change
Eskridge			100	No Change
Benavides			100	No Change
Benavides			100	No Change
Tobin			100	No Change
WWHM&H	107.00	5.34	100	No Change
Casseb Estate	145.00	57.96	100	No Change
WWHM&H		43.47	100	No Change
Cavazos	80.00	80.00	100	No Change
Cavazos	80.00	81.69	100	No Change
Rodriguez	82.00	81.69	100	No Change
Almaraz	235.00	234.81	100	No Change
Hayes			100	No Change
Pullin			100	No Change
Yzaguirre			100	No Change
Yzaguirre			100	No Change
Yzaguirre			100	No Change
Yzaguirre			100	No Change
Garcia	521.00	521.00	100	No Change
Eskridge		8.89	100	No Change
Moser		8.89	100	No Change
Lawrence	123.93	123.93	100	No Change
Eskridge			100	No Change
Benavides			100	No Change
Benavides			100	No Change

Vasquez Project, Texas
Davis	170.00	170.00	100	No Change
Anderson			100	No Change
Rentz			100	No Change
Rentz			100	No Change

Lessor	Acreage (gross)	Acreage (net)	URI Interest (%)	Change in Quarter

Carreon			100	No Change
7B Cattle	118.00		100	No Change

Republic of Turkey Projects

Sefaatli Project, Yozgat Province
MIGEM 201100582	9,866	9,866	100	n/a
MIGEM 201100583	12,261	12,261	100	n/a
MIGEM 200810035	2,965	2,965	100	n/a

Temrezli Project, Yozgat Province
MIGEM 201300488	3,673	3,673	100	n/a
MIGEM 200810035	2,965	2,965	100	n/a
MIGEM 201200147	4,053	4,053	100	n/a
MIGEM 200711984	538	538	100	n/a
MIGEM 200800329	545	545	100	n/a
MIGEM 200902709	1,715	1,715	100	n/a